SCHEDULE OF TRANSPORT AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS

TO THE TRANSPORT AGREEMENT FILED AS

EXHIBIT 10.1 TO THIS REGISTRATION STATEMENT ON FORM F-1,

PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

In accordance with the instructions to Item 601 of Regulation S-K, Smart Logistics Global Limited has omitted filing 9 Transport Agreements as exhibits to this Registration Statement on Form F-1 because they are substantially identical in all material respects to the Transport Agreement filed as Exhibit 10.1. The Shipper under each Transport Agreement is a subsidiary of the major customer of Fuzhou Jiabin Modern Logistics Park Limited, and the carrier is Fuzhou Jiabin Modern Logistics Park Limited.

The following chart sets forth the material details in which such English translations of Transport Agreements differ from the English translation of Transport Agreement filed as Exhibit 10.1:

	Shipper	Signing Date	Term	Return Dates
1.	Guandong Lee & Man Paper Manufacturing Ltd.	January 3, 2023	January 1, 2023 to December 31, 2023	3 days in Guangdong Province, 10 days in Chaoshan and other provinces
2.	Dongguan Lee & Man Paper Manufacturing Ltd.	December 8, 2022	January 1, 2023 to December 31, 2023	3 days in Guangdong Province, 10 days in Chaoshan and other provinces
3.	Chongzuo Lee & Man Paper Manufacturing Ltd.	June 27, 2023	July 1, 2023 to December 31, 2024	N/A

237977201.1
241838-10001